INCOME TAX - Schedule of reconciliation of the total income tax provision tax rate to the statutory federal income tax rate (Details)	3 Months Ended		12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Dec. 31, 2023	Dec. 31, 2022
INCOME TAX
Statutory federal income tax rate	21.00%		21.00%	21.00%
State taxes, net of federal tax benefit			0.00%	0.00%
Transaction Costs			14.30%	0.00%
Fines and Penalties			0.20%	0.00%
Change in valuation allowance			7.90%	11.10%
Income tax provision	106.98%	27.76%	43.40%	32.10%